                                                                [EXECUTION COPY]




                               AMENDMENT NO. 2,
                         dated as of December 1, 1994

                                    to the

                                 $200,000,000
                  REVOLVING CREDIT AND ACCEPTANCE AGREEMENT,
                          dated as of April 21, 1993,

                                     among

                           Alco Standard Corporation
                                      and
                            Unisource Canada, Inc.,
                               as the Borrowers,

                           The Toronto-Dominion Bank,
                      Canadian Imperial Bank of Commerce,
                             Royal Bank of Canada,
                               Deutsche Bank AG,
                             New York Branch and/or
                             Cayman Islands Branch
                                      and
                            Deutsche Bank (Canada),
                                  as the Banks

                                      and

                        Toronto Dominion (Texas), Inc.,
                             as Agent for the Banks

                                AMENDMENT NO. 2
                                    to the
                   REVOLVING CREDIT AND ACCEPTANCE AGREEMENT


     THIS AMENDMENT NO. 2 (this "Amendment"), dated as of December 1, 1994, to
                                 ---------
the Revolving Credit and Acceptance Agreement, dated as of April 21, 1993 (as heretofore amended and modified, the "Existing Credit Agreement") among ALCO
                                      -------------------------
STANDARD CORPORATION, an Ohio corporation ("Alco"), UNISOURCE CANADA, INC., a
                                            ----
corporation continued under the federal laws of Canada ("Unisource", and
                                                         ---------
together with Alco, the "Borrowers"), various financial institutions as are or
                         ---------
may become parties thereto (collectively, the "Banks" and individually a "Bank")
                                               -----                      ----
and TORONTO DOMINION (TEXAS), INC., as agent for the Banks thereunder (in such capacity, the "Agent");
               -----

                                 W I T N E S S E T H:
                                 - - - - - - - - - -

     WHEREAS, the Borrowers, the Banks and the Agent are parties to the Existing Credit Agreement;

     WHEREAS, the Borrowers have requested that certain provisions of the Existing Credit Agreement be amended;

     WHEREAS, the Banks and the Agent are willing, on the terms and subject to the conditions hereinafter set forth, to grant the requested amendments;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrowers, the Banks and the Agent hereby agree as follows:

     1.                  Certain Definitions. The following terms (whether or
                         -------------------
                         not underscored) when used in this Amendment shall have the following meanings:

     "Agent" is defined in the preamble.
      -----                    --------

     "Amended Credit Agreement" means the Existing Credit Agreement as amended
      ------------------------
by this Amendment.

     "Amendment" is defined in the preamble.
      ---------                    --------

     "Banks" is defined in the preamble.
      -----                    --------

     "Borrowers" is defined in the preamble.
      ---------                    --------

     "Effective Date" is defined in Section 4.
      --------------                ---------

     "Existing Credit Agreement" is defined in the preamble.
      -------------------------                    --------

     2.   Other Definitions.  Terms for which meanings are provided in the
          -----------------
Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

     3.   Amendments to Existing Credit Agreement.  Effective on the Effective
          ---------------------------------------
Date, the Existing Credit Agreement is hereby amended in accordance with this

Section 3.
- ---------

     3.1. Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following definitions thereto in the appropriate alphabetical order:

          "Amendment No. 2" means Amendment No. 2 to the Revolving Credit and
           ---------------
     Acceptance Agreement, dated as of December 1, 1994, among the Borrowers, the Banks and the Agent.

          "Amendment No. 2 Effective Date" means December 1, 1994, the date on
           ------------------------------
     which Amendment No. 2 to the Agreement became effective pursuant to Section 4 of Amendment No. 2.

          "1994 Credit Agreement" shall have the meaning assigned to it in
           ---------------------
     Section 2.15.
     ------------

     3.2. Section 1.1 of the Existing Credit Agreement is hereby further amended by deleting the definition of "Commitment

     Percentage" in its entirety and replacing such definition with the following:

          "Commitment Percentage" shall mean the percentage set forth opposite
           ---------------------
     the name of such Bank on Exhibit A attached to Amendment No. 2, as adjusted from time to time pursuant each Assignment Agreement.

     3.3 Section 1.1 of the Existing Credit Agreement is hereby further amended by deleting the definition of "Applicable Margin" in its entirety and replacing such definition with the following:

          "Applicable Margin" shall mean, with respect to any Eurodollar Rate
           -----------------
     Loan of any type and at any time of determination, a margin of .22% above the interest rate for such type of Loan in the case of Facility A and a margin of .20% above the interest rate for such type of Loan in the case of Facility B; provided, however, that if Alco's Funded Debt is rated below
                 --------  -------
     either BBB- by Standard and Poor's Ratings Group or Baa3 by Moody's Investors Service, Inc., such Facility A margin shall be increased to .345% and such Facility B margin above shall be increased to .325%.

     3.4 Section 1.1 of the Existing Credit Agreement is hereby further amended by deleting the definition of "Stamping Fee" in its entirety and replacing such definition with the following:

          "Stamping Fee" shall mean the fee charged by any Bank upon creation of
           ------------
     an Acceptance, calculated at a rate per annum equal to .345% for Facility A and equal to .325% for Facility B, of the face amount of such Acceptance for the period from the date of creation of such Acceptance to but excluding the maturity thereof; provided, however, that if Alco's Funded
                                     --------  -------
     Debt is rated below either BBB- by Standard and Poor's Ratings Group or Baa3 by Moody's Investors Service, Inc., such Facility A fee shall be increased to .470% and such Facility B fee shall be increased to .450%.

     3.5. Section 1.1 of the Existing Credit Agreement is hereby further amended by deleting the definition of "Facility A Amount" in its entirety and replacing such definition with the following:

          "Facility A Amount" shall mean U.S.$50,000,000, as such amount may be
           -----------------
     reduced from time to time pursuant to Section 2.7(a) at the option of
                                           --------------
     either Borrower.

     3.6. Section 1.1 of the Existing Credit Agreement is hereby further amended by deleting the definition of "Facility B Amount" in its entirety and replacing such definition with the following:

          "Facility B Amount" shall mean U.S.$50,000,000, as such amount may be
           -----------------
     reduced from time to time pursuant to Section 2.7(a) at the option of
                                           --------------
     either Borrower.

     3.7 Section 1.1 of the Existing Credit Agreement is hereby further amended by deleting the definition of "U.S. Dollar Equivalent" in its entirety and replacing such definition with the following:

          "U.S. Dollar Equivalent" of any amount of Canadian Dollars on any date
           ----------------------
     shall mean the equivalent amount in U.S. Dollars, after giving effect to a conversion of such amount of Canadian Dollars to U.S. Dollars at the mid-point of the spot rate quoted for wholesale transactions by The Toronto-Dominion Bank in New York at approximately 11:00 A.M. (New York time) on such date in accordance with its normal practice, and in the case of Credit Extensions, calculated as of the later of (i) the date on which such Credit Extension was made, or (ii) the most recent Recomputation Date.

     3.8 Section 1.1 of the Existing Credit Agreement is hereby further amended by deleting the definition of "Utilization Ratio" in its entirety.

     3.9 Section 2.6 (Facility Fees) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

          "SECTION 2.6.  Facility Fees.  With respect to each Bank other than
                         -------------
     the Deutsche Bank Parties, the Borrowers jointly and severally agree, and with respect to the Deutsche Bank Parties, Alco agrees, to pay to the Agent for the ratable account of each Bank in accordance with such

     Bank's Commitment Percentage, a facility fee (collectively, the "Facility
                                                                      --------
     Fees")
     ----

          (a) during the period from the Closing Date through the Facility A Commitment Termination Date, at the rate of .08% per annum on the Facility A Amount, provided, however, that if Alco's Funded Debt is rated below
               --------  -------
     either BBB - by Standard and Poor's Ratings Group or Baa3 by Moody's Investors Service, Inc., such Facility A facility fee shall be increased to .125%, and

          (b) during the period from the Closing Date through the Facility B Commitment Termination Date, at the rate of .10% per annum on the Facility B Amount, provided, however, that if Alco's Funded Debt is rated below
               --------  -------
     either BBB - by Standard and Poor's Ratings Group or Baa3 by Moody's Investors Service, Inc., such Facility B facility fee shall be increased to .20%,

          computed on the basis of a year of 365 days (or 366 days, as the case may be), payable on the last New York Business Day of each March, June, September and December and on the relevant Commitment Termination Date."

     3.10. Section 2 (The Loans) of the Existing Credit Agreement is hereby further amended by inserting (in the correct numerical order) a new Section
     2.15 to read in its entirety as follows:

          "SECTION 2.15. 1994 Credit Agreement.  For purposes of this Agreement,
                         ---------------------
     certain provisions of the $500,000,000 1994 Credit Agreement, dated as of December 1, 1994, among Alco and certain of its Subsidiaries, Corestates Bank, N.A., as agent and the banks named in Exhibit B thereto, together
                                                 ---------
     with all related definitions, exhibits and schedules thereto, attached as

     Annex I to Amendment No. 2 (such $500,000,000 1994 Credit Agreement, as in
     -------
     effect on the Amendment No. 2 Effective Date, being hereinafter referred to as the "1994 Credit Agreement", the terms defined therein being used herein
             ---------------------
     as therein defined unless otherwise defined herein), are hereby incorporated herein by reference as though specifically set forth in this Section 2.15, mutatis mutandis,
                                              ------------  ----------------
     and will be deemed to be and to continue in effect for the benefit of the Banks (as if the Banks held all of the promissory notes under the 1994 Credit Agreement), whether or not the 1994 Credit Agreement remains outstanding or in effect between any of the parties thereto. All references in the 1994 Credit Agreement to the "Company" shall for the purposes of this Agreement be deemed to be a reference to "Alco". Any modification, amendment or waiver after the Amendment No. 2 Effective Date of any provision of the 1994 Credit Agreement incorporated herein by reference shall not be effective with respect to such provision, as incorporated herein. The Borrowers (as defined in the 1994 Credit Agreement) shall have no obligations to the Banks under this Agreement with respect to the promissory notes delivered to the Banks (as defined in the 1994 Credit Agreement) under the 1994 Credit Agreement."

     3.11. Section 6 (Covenants) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

          "SECTION 6.  Covenants.  The covenants of the Borrowers (as defined in
                       ---------
     the 1994 Credit Agreement) set forth in Article V of the 1994 Credit Agreement shall be deemed to be the covenants of Alco made herein to the Banks for purposes of this Agreement on the date hereof to the same extent and with the same effect as if such covenants were specifically set forth in full herein and shall be effective until the expiration or prior termination of each Bank's Commitment or until payment in full of the Notes, the Acceptance Obligations and other amounts owing hereunder, whichever is later."

     3.12. Amendment to Percentages of the Banks. By their signature below, each
           -------------------------------------
of the parties hereto agree that, effective as of the Effective Date, each Bank's Commitment Percentage under the Existing Credit Agreement is amended to be the Commitment Percentage set forth opposite such Bank's name on Exhibit A hereto.

     4.   Effective Date.  This Amendment shall become effective as of December
          --------------
1, 1994 (the "Effective Date"); provided, however, that all of the conditions
              --------------    --------  -------
set forth in this Section 4 have been satisfied, whereupon this Amendment shall
                  ---------
be known, and may be referred to, as "Amendment No. 2 to the Revolving Credit and Acceptance Agreement".

     4.1. Execution of Counterparts of this Amendment.  The Agent shall have
          -------------------------------------------
received executed counterparts of this Amendment duly executed on behalf of each of the Borrowers, each of the Banks, and the Agent.

     4.2. Compliance with Warranties, No Default, etc.  On the Effective Date,
          -------------------------------------------
the following statements shall be true and correct:

          (a) no Event of Default (or event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default) shall have then occurred and be continuing; and

          (b) the representations and warranties made by the Borrowers in
Section 4 of the Existing Credit Agreement shall be true on and as of such date
- ---------
with the same force and effect as if made on and as of such date;

     and the Agent shall have received certificates from the Borrowers to such effect.

     4.3.    Legal Details, etc.  All documents executed or submitted pursuant
             ------------------
hereto shall be satisfactory in form and substance to the Agent and its counsel; the Agent and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such materials, as the Agent or its counsel may reasonably request; and all legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Agent and its counsel.

     5.   References.  References in the Existing Credit Agreement and the Notes
          ----------
to the term "Agreement" shall hereinafter be deemed to be references to the Amended Credit Agreement.

     6.   Successors and Assigns.  This Amendment shall be binding upon and
          ----------------------
inure to the benefit of the parties hereto and their respective successors and assigns, subject to Section 11.3 of the Existing Credit Agreement.
                    ------------

     7.   Expenses.  The Borrowers shall pay all out-of-pocket expenses incurred
          --------
by the Agent and the Banks in connection with the preparation, negotiation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of Mayer, Brown, & Platt, as counsel for the Agent.

     8.   Full Force and Effect.  Except as expressly amended hereby, all of the
          ---------------------
representations, warranties, terms, covenants, and conditions of the Existing Credit Agreement shall remain unchanged and shall remain in full force and effect in accordance with its terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment of, consent to or modification of any other term or provision of the Existing Credit Agreement or of any transaction or further or future action on the part of the Borrowers which would require the consent of the Banks or the Agent under the Existing Credit Agreement.

     9.   Governing Law.  THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE
          -------------
UNDER, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     10.  Counterparts.  This Amendment may be executed in any number of
          ------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.



                    [Rest of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to the Existing Credit Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                          ALCO STANDARD CORPORATION



                          By _____________________________
                             Title:

                          UNISOURCE CANADA, INC.



                          By _____________________________
                             Title:


                          TORONTO DOMINION (TEXAS), INC.,
                            as the Agent



                          By _________________________________
                             Title:


                          BANKS
                          -----

                          THE TORONTO-DOMINION BANK



                          By _________________________________
                             Title:



                          CANADIAN IMPERIAL BANK OF COMMERCE

                          By _________________________________
                             Title:



                          ROYAL BANK OF CANADA


                          By  ________________________________
                              Title:


                          DEUTSCHE BANK AG, NEW YORK BRANCH
                              AND/OR CAYMAN ISLANDS BRANCH



                          By  ________________________________
                              Title:



                          By  ________________________________
                              Title:


                          DEUTSCHE BANK (CANADA)



                          By  ________________________________
                              Title:



                          By  ________________________________
                              Title:

                                                            EXHIBIT A



                 BANKS' COMMITMENTS AND COMMITMENT PERCENTAGES


                                    Facility A       Facility B     Commitment
Bank                                Commitment       Commitment     Percentage

The Toronto-Dominion Bank         U.S.$22,500,000  U.S.$22,500,000     45.0%
- --------------------------------------------------------------------------------
Canadian Imperial Bank of         U.S.$10,000,000  U.S.$10,000,000     20.0%
 Commerce
- --------------------------------------------------------------------------------
Royal Bank of Canada              U.S.$10,000,000  U.S.$10,000,000     20.0%
- --------------------------------------------------------------------------------
Deutsche Bank Parties              U.S.$7,500,000   U.S.$7,500,000     15.0%
- --------------------------------------------------------------------------------
TOTAL                             U.S.$50,000,000  U.S.$50,000,000     100%
==============================================================================


                                                        ANNEX I



                                 [1994 CREDIT AGREEMENT]

                                                                  EXECUTION COPY



                               AMENDMENT NO. 3,

                          dated as of March 17, 1995

                                    to the

                                 $200,000,000
                  REVOLVING CREDIT AND ACCEPTANCE AGREEMENT,
                          dated as of April 21, 1993,

                                     among

                           Alco Standard Corporation
                                      and
                            Unisource Canada, Inc.,
                               as the Borrowers,

                          The Toronto-Dominion Bank,
                      Canadian Imperial Bank of Commerce,
                             Royal Bank of Canada,
                               Deutsche Bank AG,
                            New York Branch and/or
                             Cayman Islands Branch
                                      and
                            Deutsche Bank (Canada),
                                 as the Banks

                                      and

                        Toronto Dominion (Texas), Inc.,
                            as Agent for the Banks

                                AMENDMENT NO. 3
                                    to the
                   REVOLVING CREDIT AND ACCEPTANCE AGREEMENT


     THIS AMENDMENT NO. 3 (this "Amendment"), dated as of March 17, 1995, to the
                                 ---------
Revolving Credit and Acceptance Agreement, dated as of April 21, 1993 (as heretofore amended and modified, the "Existing Credit Agreement") among ALCO
                                      -------------------------
STANDARD CORPORATION, an Ohio corporation ("Alco"), UNISOURCE CANADA, INC., a
                                            ----
corporation continued under the federal laws of Canada ("Unisource", and
                                                         ---------
together with Alco, the "Borrowers"), various financial institutions as are or
                         ---------
may become parties thereto (collectively, the "Banks" and individually a "Bank")
                                               -----                      ----
and TORONTO DOMINION (TEXAS), INC., as agent for the Banks thereunder (in such capacity, the "Agent");
               -----

                                 W I T N E S S E T H:
                                 - - - - - - - - - -

     WHEREAS, the Borrowers, the Banks and the Agent are parties to the Existing Credit Agreement;

     WHEREAS, the Borrowers have requested that certain provisions of the Existing Credit Agreement be amended;

     WHEREAS, the Banks and the Agent are willing, on the terms and subject to the conditions hereinafter set forth, to grant the requested amendments;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrowers, the Banks and the Agent hereby agree as follows:

     1.  Certain Definitions.  The following terms (whether or not underscored)
         -------------------
         when used in this Amendment shall have the following meanings:

     "Agent" is defined in the preamble.
      -----                    --------

     "Amended Credit Agreement" means the Existing Credit Agreement as amended
      ------------------------
by this Amendment.

     "Amendment" is defined in the preamble.
      ---------                    --------

     "Banks" is defined in the preamble.
      -----                    --------

     "Borrowers" is defined in the preamble.
      ---------                    --------

     "Effective Date" is defined in Section 4.
      --------------                ---------

     "Existing Credit Agreement" is defined in the preamble.
      -------------------------                    --------

     2.    Other Definitions.  Terms for which meanings are provided in the
           -----------------
Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

     3.    Amendments to Existing Credit Agreement.  Effective on the Effective
           ---------------------------------------
Date, the Existing Credit Agreement is hereby amended in accordance with this
Section 3.
- ---------

     3.1. Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following definitions thereto in the appropriate alphabetical order:

     "Amendment No. 3" means Amendment No. 3 to the Revolving Credit and
      ---------------
Acceptance Agreement, dated as of March 17, 1995, among the Borrowers, the Banks and the Agent.

     "Amendment No. 3 Effective Date" means February 1, 1995, the date on
      ------------------------------
which Amendment No. 3 to the Agreement became effective pursuant to Section 4 of Amendment No. 3.

     3.2. Section 2 (The Loans) of the Existing Credit Agreement is hereby amended by deleting the existing Section 2.15 in its entirety and inserting therefor a new Section 2.15 to read in its entirety as follows:

          "SECTION 2.15. 1994 Credit Agreement.  For purposes of this Agreement,
                         ---------------------
     certain provisions of the $500,000,000 1994 Credit Agreement, dated as of December 1, 1994, among Alco and certain of its Subsidiaries, Corestates Bank, N.A., as agent and the banks named in Exhibit B thereto, together with all related definitions,
                    ---------
     exhibits and schedules thereto, as amended by the First Amendment thereto, dated as of February 1, 1995, attached as

     Annex I to Amendment No. 3 (such $500,000,000 1994 Credit Agreement, as so
     -------
     amended and in effect on the Amendment No. 3 Effective Date, being hereinafter referred to as the "1994 Credit Agreement", the terms defined
                                     ---------------------
     therein being used herein as therein defined unless otherwise defined herein), are hereby incorporated herein by reference as though specifically set forth in this Section 2.15, mutatis mutandis, and will be deemed to be
                       ------------  ----------------
     and to continue in effect for the benefit of the Banks (as if the Banks held all of the promissory notes under the 1994 Credit Agreement), whether or not the 1994 Credit Agreement remains outstanding or in effect between any of the parties thereto. All references in the 1994 Credit Agreement to the "Company" shall for the purposes of this Agreement be deemed to be a reference to "Alco". Any modification, amendment or waiver after the Amendment No. 3 Effective Date of any provision of the 1994 Credit Agreement incorporated herein by reference shall not be effective with respect to such provision, as incorporated herein. The Borrowers (as defined in the 1994 Credit Agreement) shall have no obligations to the Banks under this Agreement with respect to the promissory notes delivered to the Banks (as defined in the 1994 Credit Agreement) under the 1994 Credit Agreement."

     4.   Effective Date.  This Amendment shall become effective as of February
          --------------
1, 1995 (the "Effective Date"), provided all of the conditions set forth in this
              --------------
Section 4 shall have been satisfied, whereupon this Amendment shall be known,
- ---------
and may be referred to, as "Amendment No. 3 to the Revolving Credit and Acceptance Agreement".

     4.1. Execution of Counterparts of this Amendment.  The Agent shall have
          -------------------------------------------
received executed counterparts of this Amendment duly executed on behalf of each of the Borrowers, each of the Banks, and the Agent.

     4.2. Compliance with Warranties, No Default, etc.  On the Effective Date,
          -------------------------------------------
the following statements shall be true and correct:

          (a) no Event of Default (or event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default) shall have then occurred and be continuing; and

          (b)    the representations and warranties made by the Borrowers in
     Section 4 of the Existing Credit Agreement shall be true on and as of such
     ---------
     date with the same force and effect as if made on and as of such date;

and the Agent shall have received certificates from the Borrowers to such effect.

     4.3. Legal Details, etc.  All documents executed or submitted pursuant
          ------------------
hereto shall be satisfactory in form and substance to the Agent and its counsel; the Agent and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such materials, as the Agent or its counsel may reasonably request; and all legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Agent and its counsel.

     5.   References.  References in the Existing Credit Agreement and the Notes
          ----------
to the term "Agreement" shall hereinafter be deemed to be references to the Amended Credit Agreement.

     6.   Successors and Assigns.  This Amendment shall be binding upon and
          ----------------------
inure to the benefit of the parties hereto and their respective successors and assigns, subject to Section 11.3 of the Existing Credit Agreement.
                    ------------

     7.   Expenses.  The Borrowers shall pay all out-of-pocket expenses incurred
          --------
by the Agent and the Banks in connection with the preparation, negotiation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of Mayer, Brown, & Platt, as counsel for the Agent.

     8.   Full Force and Effect.  Except as expressly amended hereby, all of the
          ---------------------
representations, warranties, terms, covenants, and conditions of the Existing Credit Agreement shall remain unchanged and shall remain in full force and effect in accordance with its terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment of, consent to or modification of any other term or provision of the Existing Credit Agreement or of any transaction or further or future action on the part of the Borrowers which would require the consent of the Banks or the Agent under the Existing Credit Agreement.

     9.   Governing Law.  THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE
          -------------
UNDER, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     10.  Counterparts.  This Amendment may be executed in any number of
          ------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.



                    [Rest of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to the Existing Credit Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.


                          ALCO STANDARD CORPORATION



                          By
                             -----------------------------
                             Title:

                          UNISOURCE CANADA, INC.



                          By
                             -----------------------------
                             Title:


                          TORONTO DOMINION (TEXAS), INC.,
                            as the Agent



                          By
                             -----------------------------
                             Title:


                          BANKS
                          -----

                          THE TORONTO-DOMINION BANK



                          By
                             -----------------------------
                             Title:



                          CANADIAN IMPERIAL BANK OF COMMERCE

                          By
                             -----------------------------
                             Title:



                          ROYAL BANK OF CANADA


                          By
                             -----------------------------
                             Title:


                          DEUTSCHE BANK AG, NEW YORK BRANCH
                              AND/OR CAYMAN ISLANDS BRANCH



                          By
                             -----------------------------
                             Title:



                          By
                             -----------------------------
                             Title:


                          DEUTSCHE BANK (CANADA)



                          By
                             -----------------------------
                             Title:



                          By
                             -----------------------------
                             Title:

                                                                         ANNEX I

                                                                [EXECUTION COPY]



                                AMENDMENT NO. 4
                          dated as of March 26, 1996

                                    to the

                                 $200,000,000
           (as reduced to $100,000,000 pursuant to Amendment No. 2,
                         dated as of December 1, 1994)
                   REVOLVING CREDIT AND ACCEPTANCE AGREEMENT
                          dated as of April 21, 1993

                                     among

                           Alco Standard Corporation
                                      and
                            Unisource Canada, Inc.,
                                  Borrowers,

                          The Toronto-Dominion Bank,
                      Canadian Imperial Bank of Commerce,
                             Royal Bank of Canada,
                               Deutsche Bank AG,
                            New York Branch and/or
                            Cayman Islands Branch,
                                      and
                            Deutsche Bank (Canada)
                                 as the Banks

                                      and

                        Toronto Dominion (Texas), Inc.,
                            as Agent for the Banks

                                AMENDMENT NO. 4
                                    to the
                   REVOLVING CREDIT AND ACCEPTANCE AGREEMENT


     THIS AMENDMENT NO. 4 (this "Amendment"), dated as of March 26, 1996, to the
                                 ---------
Revolving Credit and Acceptance Agreement, dated as of April 21, 1993 (as heretofore amended and modified, the "Existing Credit Agreement") among ALCO
                                      -------------------------
STANDARD CORPORATION, an Ohio corporation ("Alco"), UNISOURCE CANADA, INC., a corporation continued under the federal laws of Canada ("Unisource", and
                                                         ---------
together with Alco, the "Borrowers"), various financial institutions as are or
                         ---------
may become parties hereto (collectively, the "Banks" and individually a "Bank")
                                              -----                      ----
and TORONTO DOMINION (TEXAS), INC., as agent for the Banks under this agreement (in such capacity, the "Agent");
                        -----

                                 W I T N E S S E T H:
                                 - - - - - - - - - -

     WHEREAS, the Borrowers, the Banks and the Agent are parties to the Existing Credit Agreement;

     WHEREAS, the Borrowers have requested that (1) the Scheduled Facility A Commitment Termination Date be extended pursuant to Section 2.14 of the Existing
                                                    ------------
Credit Agreement and (2) the Facility B Commitment Termination Date be extended;

     WHEREAS, the Banks and the Agent are willing, on the terms and subject to the conditions hereinafter set forth, to grant the requested amendments and to so extend the Scheduled Facility A Commitment Termination Date and to so extend the Facility B Commitment Termination Date;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrowers, the Banks and the Agent hereby agree as follows:

     1.   Certain Definitions.  The following terms (whether or not underscored)
          -------------------
when used in this Amendment shall have the following meanings:

     "Agent" is defined in the preamble.
      -----                    --------

     "Amended Credit Agreement" means the Existing Credit Agreement as amended
      ------------------------
by this Amendment.

     "Amendment" is defined in the preamble.
      ---------                    --------

     "Banks" is defined in the preamble.
      -----                    --------
     "Borrowers" is defined in the preamble.
      ---------                    --------

     "Effective Date" is defined in Section 4.
      --------------                ---------

     "Existing Credit Agreement" is defined in the preamble.
      -------------------------                    --------

     2.    Other Definitions.  Terms for which meanings are provided in the
           -----------------
Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

     3.    Amendments to Existing Credit Agreement.  Effective on the Effective
           ---------------------------------------
Date, the Existing Credit Agreement is hereby amended in accordance with this
Section 3.
- ---------

     3.1.  Section 1.1 (Definitions).  Clause (a) of the definition of "Facility
           -------------------------
B Commitment Termination Date" in Section 1.1 of the Existing Agreement is
                                  -----------
hereby amended to read as follows: "(a) April 17, 1997, or".

     3.2.  Section 2.14. (Extension of Scheduled Facility A Commitment
           -----------------------------------------------------------
Termination Date).  Pursuant to Section 2.14 of the Existing Credit Agreement,
- -----------------               ------------
the Scheduled Facility A Commitment Termination Date is hereby extended to April 17, 1997. Each of the Borrowers, each of the Banks, and the Agent hereby waives any requirement of notice specified in Section 2.14 of the Existing Credit
                                       ------------
Agreement.

     4.    Effective Date.  This Amendment shall become effective as of April
           --------------
17, 1996 (the "Effective Date"); provided, however, that all of the conditions
               --------------    --------  -------
set forth in this Section 4 have been
                  ---------
satisfied, whereupon this Amendment shall be known, and may be referred to, as "Amendment No. 4 to the Revolving Credit and Acceptance Agreement".

     4.1.  Execution of Counterparts of this Amendment.  The Agent shall have
           -------------------------------------------
received executed counterparts of this Amendment duly executed on behalf of each of the Borrowers, each of the Banks, and the Agent.

     4.2.  Compliance with Warranties, No Default, etc.  On the Effective Date,
           -------------------------------------------
the following statements shall be true and correct:

           (a) no Event of Default (or event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default) shall have then occurred and be continuing; and

           (b)  the representations and warranties made by the Borrowers in
     Section 4 of the Existing Credit Agreement shall be true on and as of such
     ---------
     date with the same force and effect as if made on and as of such date;

and the Agent shall have received certificates from the Borrowers to such effect.

     4.3.  Legal Details, etc.  All documents executed or submitted pursuant
           ------------------
hereto shall be satisfactory in form and substance to the Agent and its counsel; the Agent and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such materials, as the Agent or its counsel may reasonably request; and all legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Agent and its counsel.

     5.    References.  References in the Existing Credit Agreement and the
           ----------
Notes to the term "Agreement" shall hereinafter be deemed to be references to the Amended Credit Agreement.

     6.    Successors and Assigns.  This Amendment shall be binding upon and
           ----------------------
inure to the benefit of the parties hereto and their
respective successors and assigns, subject to Section 10.10 of the Existing
                                              -------------
Credit Agreement.

     7.    Full Force and Effect.  Except as expressly amended hereby, all of
           ---------------------
the representations, warranties, terms, covenants, and conditions of the Existing Credit Agreement shall remain unchanged and shall remain in full force and effect in accordance with its terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment of consent to or modification of any other term or provision of the Existing Credit Agreement or of any transaction or further or future action on the part of the Borrowers which would require the consent of the Banks or the Agent under the Existing Credit Agreement.

     8.    Governing Law.  THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE
           -------------
UNDER, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     9.    Counterparts.  This Amendment may be signed in any number of
           ------------
counterparts with the same effect as if the signatures thereto were upon the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to the Credit Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.


                          ALCO STANDARD CORPORATION


                          By
                             --------------------------------
                             Title:


                          UNISOURCE CANADA, INC.


                          By
                             --------------------------------
                             Title:



                          TORONTO DOMINION (TEXAS), INC.,
                            as the Agent


                          By
                             --------------------------------
                             Title:


                          THE BANKS
                          ---------

                          THE TORONTO-DOMINION BANK


                          By
                             --------------------------------
                             Title:



                          CANADIAN IMPERIAL BANK OF COMMERCE

                          By
                             --------------------------------
                             Title:

                          ROYAL BANK OF CANADA


                          By
                             --------------------------------
                             Title:


                          DEUTSCHE BANK AG, NEW YORK BRANCH
                          AND/OR CAYMAN ISLANDS BRANCH


                          By
                             --------------------------------
                             Title:


                          By
                             --------------------------------
                             Title:


                          DEUTSCHE BANK CANADA


                          By
                             --------------------------------
                             Title:


                          By
                             --------------------------------
                             Title: